Exhibit 10.36

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 21, 2015, among TWIN RIVER MANAGEMENT GROUP, INC., a Delaware corporation (the “Borrower”), TWIN RIVER WORLDWIDE HOLDINGS, INC., a Delaware corporation (“Holdings”), each of the Subsidiary Guarantors (as defined in the Credit Agreement described below), each of the undersigned Lenders (defined below), and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not defined in this Amendment have the meanings given them in the Credit Agreement (defined below).

RECITALS

A.           The Borrower and Holdings are party to that certain Credit Agreement dated as of July 10, 2014 (as the same may be amended, restated, or supplemented from time to time, the “Credit Agreement”), among the Borrower, Holdings, the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”), and Deutsche Bank AG New York Branch as administrative agent for the Lenders and as collateral agent for the Secured Parties.

B.           The Borrower and Holdings wish to amend the Credit Agreement on the terms set forth herein.

C.           The Required Lenders are willing to amend the Credit Agreement subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.	Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in the appropriate alphabetical order:

“First Amendment” means that certain First Amendment to Credit Agreement, dated as of May 21, 2015, among the Borrower, Holdings, the Subsidiary Guarantors, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means the date and time on which all of the conditions to effectiveness specified in Section 2 of the First Amendment are satisfied.

“Hard Rock Biloxi Disposition” shall have the meaning given in Section 6.05(b).

“Hard Rock Subsidiaries” means, collectively, Premier Entertainment Biloxi LLC, Premier Finance Biloxi Corp and Jamland, LLC.

“Lincoln Ground Lease” means a ground lease between UTGR and a third party lessee of up to four acres of land on the real property on which the Twin River Casino is located for the purpose of developing, constructing and maintaining a hotel thereon.

“Newport Entertainment” means Newport Entertainment and Leisure, LLC, a Rhode Island limited liability company.

“Newport Entertainment Payment” means the payment by the Borrower or the Restricted Subsidiary of the Borrower that owns the Newport Grand Property to Newport Entertainment of the Newport Entertainment Sale Proceeds.

“Newport Entertainment Sale Proceeds” means an amount equal to 25% of the net cash proceeds received by the Borrower or the Restricted Subsidiary of the Borrower that owns the Newport Grand Property from the sale of the Newport Grand Property.

“Newport Grand Assignment and Assumption Agreement” means, collectively, (a) the Assignment and Assumption Agreement dated as of March 3, 2015 between Newport Entertainment and the Borrower and (b) the Letter Agreement regarding Assignment of Purchase Agreement – Newport Grand Slots, dated March 3, 2015, between Newport Entertainment and the Borrower.

“Newport Grand Asset Purchase Agreement” means the Asset Purchase Agreement dated as of December 31, 2013, as amended pursuant to amendments thereto dated as of February 13, 2014, February 27, 2014, March 21, 2014, April 30, 2014, May 5, 2014, May 6, 2014, May 7, 2014 and December 17, 2014, and as may be further amended, between Newport Entertainment and Newport Grand, L.L.C.

“Newport Grand Investment” means the acquisition by the Borrower or a Restricted Subsidiary of the Borrower, pursuant to the Newport Grand Asset Purchase Agreement as assigned to the Borrower pursuant to the Newport Grand Assignment and Assumption Agreement, of the Newport Grand Slots, the Newport Grand Property and the related assets and intellectual property described in the Newport Grand Asset Purchase Agreement, and the payment of related costs and expenses.

“Newport Grand Property” means the real estate located at 150 Admiral Kalbfus Road, Newport, Rhode Island 02840.

“Newport Grand Slots” means the Newport Grand Slots casino located on the Newport Grand Property.

“Newport Grand/Tiverton Investment” means, collectively, the Newport Grand Investment and the Tiverton Investment.

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“Newport VLT License” means the video lottery retailer license issued by the Division to the Newport Grand Slots.

“Tiverton Casino” means the casino to be built on the Tiverton Property.

“Tiverton Investment” means, collectively, (i) the purchase by the Borrower or a Restricted Subsidiary of the Borrower of the Tiverton Property, (ii) the building of the Tiverton Casino, (iii) the development of the Tiverton Property and the Tiverton Casino for relocation of the Newport VLT License to the Tiverton Casino and for the procurement of any additional Gaming/Racing Licenses for the Tiverton Casino, (iv) the relocation of the Newport VLT License to the Tiverton Casino and for the procurement of any additional Gaming/Racing Licenses for the Tiverton Casino and (v) the payment of the costs and expenses related to or incurred in connection with any of the foregoing, including without limitation, costs and expenses related to or incurred in connection with any related gaming referendum.

“Tiverton Property” means one or more properties located in the town of Tiverton, Rhode Island to be purchased by the Borrower or a Restricted Subsidiary of the Borrower, on which the Tiverton Casino will be built.

(b)           Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Capital Expenditures” in its entirety as follows:

“Capital Expenditures” shall mean, for any period, (a) the additions to property, plant and equipment and other capital expenditures of the Borrower and the Subsidiary Guarantors that are (or should be) set forth in a consolidated balance sheet of the Borrower for such period prepared in accordance with GAAP and (b) Capital Lease Obligations or Synthetic Lease Obligations incurred by the Borrower and the Subsidiary Guarantors during such period, but excluding in each case any such expenditure (i) made to restore, substitute, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds, condemnation awards or damage recovery proceeds relating to any such damage, loss, destruction or condemnation or (ii) that constitutes an Investment permitted pursuant to Section 6.04(m).”

(c)           Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Consolidated EBITDA” as follows:

(i)            by adding a new clause (j) as follows:

“(j) costs and expenses (including reasonable fees, charges and disbursements of counsel, accountants and other professionals), including restructuring charges or reserves, integration costs, referendum costs and other business optimization expenses (which, for the avoidance of doubt, shall include retention, severance, systems establishment costs, one-time corporate establishment costs, contract termination costs and costs to relocate employees) or costs associated with establishing new facilities (including pre-opening expenses for the Tiverton Casino) and capital or operating expenditures related to technology, safety, financial controls and business development process upgrades, incurred in connection with (A) the Newport Grand Investment in an amount not to exceed $3,000,000 in the aggregate for all such expenses and (B) the Tiverton Investment in an amount not to exceed $5,000,000 in the aggregate for all such expenses, plus”

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(ii)           by renumbering existing clauses (j) through (m) as new clauses (k) through (n);

(iii)          by replacing the language “the preceding clauses (a) through (m)” in clause (ii) of the last paragraph thereof to “the preceding clauses (a) through (n)”.

(d)           Section 1.01 of the Credit Agreement is hereby further amended by amending the definition of “Excess Cash Flow” as follows:

(i)            by deleting the language in clause (b)(iv) thereof and replacing it with “Reserved”; and

(ii)           by amending and restating existing clause (b)(ix) thereof as follows:

“(ix)       to the extent paid in Cash, the amounts added to Consolidated Net Income in accordance with clauses (g), (h), (i) and (k) of the definition of “Consolidated EBITDA”.”

(e)           Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (a) of the definition of “Net Cash Proceeds” as follows:

“(a) with respect to any Asset Sale (other than an issuance of Equity Interests) or Colorado Disposition (other than a Colorado Disposition of the type described in clause (ii) of the definition thereof), the cash proceeds (including cash proceeds subsequently received (as and when received) in respect of noncash consideration initially received), net of (i) selling expenses (including broker’s fees or commissions, legal fees, transfer and similar Taxes and the Borrower’s good faith estimate of income taxes paid or payable in connection with such sale), (ii) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Asset Sale (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds) and (iii) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness for borrowed money which is secured by the asset sold in such Asset Sale and which is required to be repaid with such proceeds (other than any such Indebtedness assumed by the purchaser of such asset); provided, however, that, if (x) the Borrower shall deliver a certificate of a Financial Officer to the Administrative Agent at the time of receipt thereof (1) setting forth the Borrower’s intent to reinvest such proceeds in productive assets of a kind then used or usable in the business of the Borrower and the Subsidiary Guarantors within 180 days of receipt of such proceeds and (2) in the case of a Hard Rock Biloxi Disposition, setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating that on a pro forma basis after giving effect to such Hard Rock Biloxi Disposition and the related proposed reinvestment of the net proceeds thereof, the Leverage Ratio as of the last day of the most recently ended fiscal quarter before such Hard Rock Biloxi Disposition for which financial statements are required to have been delivered pursuant to Section 5.04 shall be no greater than the actual Leverage Ratio (i.e., before giving effect to the Hard Rock Biloxi Disposition and the proposed reinvestment of the net proceeds thereof) as of the last day of the same fiscal quarter and (y) no Default or Event of Default shall have occurred and shall be continuing at the time of such certificate or at the proposed time of the application of such proceeds, such proceeds shall not constitute Net Cash Proceeds except to the extent not so used at the end of such 180-day period, at which time such proceeds shall be deemed to be Net Cash Proceeds;”

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(f)           Section 2.13(b) of the Credit Agreement is hereby amended by removing the “.” at the end of the paragraph and replacing it with the following:

“; and, provided, further, that, to the extent constituting Net Cash Proceeds from the sale of the Newport Grand Property that would otherwise be required to be prepaid pursuant to this Section 2.13(b), the Newport Entertainment Sale Proceeds shall not be required to be applied as provided in this Section 2.13(b) so long as the Newport Entertainment Payment is actually made.”

(g)           Section 2.13(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(d) No later than the earlier of (i) 90 days after the end of each fiscal year of the Borrower, commencing with the fiscal year ending on December 31, 2014, and (ii) the date on which the financial statements with respect to such period are delivered pursuant to Section 5.04(a), the Borrower shall prepay outstanding Loans and Cash Collateralize Letters of Credit in accordance with Section 2.13(g) in an aggregate principal amount equal to the Required Prepayment Percentage of Excess Cash Flow for the fiscal year then ended, minus voluntary permanent repayments of Indebtedness under this Agreement (other than, for the avoidance of doubt, (A) mandatory prepayments of Loans under Section 2.13 and (B) voluntary prepayments made with Net Cash Proceeds of any Asset Sale, Colorado Disposition, Loss Proceeds Receipt or incurrence of Indebtedness that would be required to be used to make mandatory prepayment of the Loans in such fiscal year or any future fiscal year) made in cash during such fiscal year, but only to the extent that the Indebtedness so prepaid by its terms cannot be reborrowed or redrawn and such prepayments do not occur in connection with a refinancing of all or any portion of such Indebtedness.”

(h)           Section 6.02 of the Credit Agreement is hereby amended as follows:

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(i)            by adding a new clause (r) as follows:

“(r) the Lincoln Ground Lease; provided, that (i) (A) the real property subject to such lease is of a size and at a location that does not materially adversely impact the operation of the Twin River Casino or the Collateral, taken as a whole, as reasonably determined by the Administrative Agent (in consultation with the Borrower) and (B) the documentation governing such lease (including, without limitation, the lease, as well as any grants of easements on any other portion of the Twin River Casino property and any documents or agreements for the provision by UTGR, or the sharing of, utilities, parking or other services between the lessee and UTGR) is on commercially reasonable terms and does not materially adversely impact the operation of the Twin River Casino or the Collateral, taken as whole, as reasonably determined by the Administrative Agent (in consultation with the Borrower) and (ii) if requested by the lessee under the Lincoln Ground Lease (and/or its lenders) or UTGR or, if reasonably requested by the Administrative Agent, the Administrative Agent and/or the Collateral Agent, as appropriate, shall have entered into a subordination, non-disturbance and/or other similar agreement reasonably satisfactory to the Administrative Agent with such lessee (and/or its lenders) and UTGR, including in connection with the financing by the lessee under the Lincoln Ground Lease of its leasehold interest thereunder;”

(ii) by renumbering existing clauses (r) and (s) as new clauses (s) and (t), respectively.

(i)           Section 6.04 of the Credit Agreement is hereby amended as follows:

(i)            by amending and restating the preamble thereto in its entirety as follows:

“SECTION 6.04. Investments, Loans and Advances. Purchase, hold or acquire any Equity Interests, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or Guarantee any Indebtedness of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or acquire all or substantially all of the assets (whether tangible or intangible) of any Person, or the property constituting a business unit, line of business, or division of any Person (collectively, “Investments”), except:”

(ii)           by amending and restating clause (b) in its entirety as follows:

“(b) Permitted Investments and all Investments made or contracted to be made prior to the Closing Date and set forth on Schedule 6.04, and replacements, renewals or modifications thereof or thereto that, in each case, do not increase the aggregate principal amount of such replaced, renewed or modified Investment;”

(iii)          by amending and restating clause (m) in its entirety as follows:

“(m) in addition to investments permitted by paragraphs (a) through (l) above, additional investments, loans and advances by the Borrower and the Subsidiary Guarantors so long as the aggregate amount invested, loaned or advanced pursuant to this paragraph (m) (determined without regard to any writedowns or write-offs of such investments, loans and advances) does not exceed $35,000,000 in the aggregate.”

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(j)           Section 6.05 of the Credit Agreement is hereby amended as follows:

(i)	by adding a new clause (a)(ii) as follows:

“(ii)        UTGR may enter into the Lincoln Ground Lease, subject to the restrictions provided by Section 6.02(r); and”

(ii)	by renumbering existing clause (a)(ii) as new clause (a)(iii); and

(iii)	by amending and restating clause (b) in its entirety as follows:

“(b) Make any Asset Sale not otherwise expressly permitted under paragraph (a) above, except:

(i)           any Asset Sale so long as (A) such Asset Sale is for consideration at least 85% of which is cash, (B) such consideration is at least equal to the fair market value of the assets being sold, transferred, leased or disposed of and (C) except for a disposition of (1) the assets of, or Equity Interests in, the Colorado Subsidiaries and/or (2) the Hard Rock Biloxi Casino and/or all or substantially all of the assets of, or Equity Interests in, any or all of the Hard Rock Subsidiaries (an Asset Sale described in this clause (b)(i)(C)(2), a “Hard Rock Biloxi Disposition”), the fair market value of all assets sold, transferred, leased or disposed of pursuant to this paragraph (b)(i) shall not exceed (x) $1,500,000 in any fiscal year or (y) $6,000,000 in the aggregate;

(ii)          the sale of the Newport Grand Property and the Newport Grand Slots; and

(iii)         the Newport Entertainment Payment.

(k)           Section 6.06(a)(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iii) the Borrower may make Restricted Payments to Holdings (A) in an amount not to exceed $2,000,000 in any fiscal year to the extent necessary to pay general corporate, operating and overhead costs and expenses actually incurred by Holdings in the ordinary course of business, including without limitation, directors fees, legal fees, advisory fees and other third party fees and expenses and (B) to the extent necessary to enable Holdings to make loans and advances permitted under Section 6.04(e);”

(l)           Section 6.07 of the Credit Agreement is hereby amended by amending and restating clause (e) in its entirety as follows:

“(e) Investments permitted under Section 6.04 in Unrestricted Subsidiaries and transactions among the Loan Parties and the Unrestricted Subsidiaries (in each case, so long as no Affiliate of the Borrower or Holdings owns a direct or indirect interest in such Unrestricted Subsidiaries other than through Holdings and the Borrower);”

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(m)          Section 6.09(iii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(iii) any (x) waiver, supplement, modification or amendment of the Gaming/Racing Licenses (including any waiver, supplement, modification or amendment thereto as mandated by or arising as a result of applicable law) other than any such waiver, supplement, modification or amendment that would not be adverse to the Lenders in any material respect, as determined by the Administrative Agent in consultation with the Borrower (which supplement, modification or amendment may include, but shall not be limited to, any consolidation of Newport Grand Slot’s master video lottery terminal contract with the VLT Contract or any integration of some or all of the terms of Newport Grand Slot’s master video lottery terminal contract with the VLT Contract, the transfer of the Newport VLT License to the Tiverton Casino and/or the procurement of any additional Gaming/Racing Licenses for the Tiverton Casino) or (y) termination of the Gaming/Racing Licenses.”

(n)           Section 8.01(c) of the Credit Agreement is hereby amended by adding the following immediately following the final sentence thereof:

“Additionally, each of the Lenders (in its capacities as a Lender, Issuing Bank (if applicable), or a potential Qualified Counterparty (as defined in the Guarantee and Collateral Agreement)) hereby authorizes the Administrative Agent and the Collateral Agent to enter into the subordination, non-disturbance and/or other agreements contemplated by Section 6.02(r)(iii).”

2.           Conditions. This Amendment shall be effective as of the date and time on which the following conditions are satisfied:

(a)           delivery of this Amendment executed by the Borrower, Holdings, each Subsidiary Guarantor, the Required Lenders, and the Administrative Agent;

(b)           delivery of a favorable written opinion of Jones Day, counsel for Holdings and the Borrower addressed to the Issuing Banks, the Administrative Agent, the Collateral Agent and the Lenders;

(c)           the Administrative Agent shall have received all out-of-pocket expenses (including reasonable and documented fees of Latham & Watkins LLP, counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder; and

(d)           the Borrower shall have paid to the Administrative Agent, for the account of each Lender that has delivered an executed counterpart consenting to this Amendment prior to 5:00 p.m. New York time on May 13, 2015, a consent fee equal to 0.05% of the aggregate amount of such Lender’s Revolving Credit Commitments and the outstanding amount of such Lender’s Closing Date Term Loans on the effective date of this Amendment.

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3.           Representations and Warranties. Each of the Loan Parties represents and warrants to the Administrative Agent and each of the Lenders that (a) it has all requisite power and authority to execute, deliver and perform its obligations under this Amendment, (b) this Amendment has been duly authorized by all requisite corporate and, if required, stockholder action, (c) the execution, delivery and performance of its obligations under this Amendment will not (i) violate (A) any provision of law, statute, rule or regulation, (B) any provision of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings, the Borrower or any Subsidiary Guarantor, (C) any order of any Governmental Authority or (D) any material provision of any indenture, agreement or other instrument to which Holdings, the Borrower or any Subsidiary Guarantor is a party or by which any of them or any of their property is or may be bound, except in the case of the foregoing clauses (A), (C) and (D), where such violation could not reasonably be expected to result in a Material Adverse Effect, (ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under, or give rise to any right to accelerate or to require the prepayment, repurchase or redemption of any obligation under any indenture, agreement or other instrument governing Material Indebtedness, or (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings, the Borrower or any Subsidiary Guarantor (other than any Lien permitted hereunder or created pursuant to the Security Documents), (d) this Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) no action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with this Amendment, except for (i) such actions, consents or approvals (including, without limitation, all necessary shareholder approvals, Gaming/Racing Licenses, Liquor Licenses and other Governmental Approvals) as have been made or obtained and are in full force and effect, and (ii) where the failure to obtain such consent or approval, to make such registration or filing or take such other action could not reasonably be expected to result in a Material Adverse Effect, (f) each of the representations and warranties set forth in each Loan Document to which it is a party are true and correct in all material respects on and as of the First Amendment Effective Date with the same effect as though made on and as of the First Amendment Effective Date (except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date), except that such materiality qualifier shall not be applicable to any representation and warranty that is already qualified by materiality or Material Adverse Effect, (g) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party and (h) after giving effect hereto, no Default has occurred and is continuing. The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment. No investigation by the Administrative Agent or any is required for the Administrative Agent or any Lender to rely on the representations and warranties in this Amendment.

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4.           Scope of Amendment; Reaffirmation. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment. Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect. This Amendment is a Loan Document. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Each of the Loan Parties (other than Holdings and the Borrower) acknowledges that its consent to this Amendment is not required, but each of the undersigned nevertheless does hereby agree and consent to this Amendment and to the documents and agreements referred to herein. Each of the Loan Parties agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Loan Party’s guaranty (as applicable) and grant of Liens and security interests under the Loan Documents to which it is a party shall remain in full force and effect without modification thereto and shall apply to the Obligations as amended hereby and (ii) nothing herein shall in any way limit any of the terms or provisions of such Loan Party’s guaranty (as applicable) or grant of Liens and security interests to the Collateral Agent or any other Loan Document executed by such Loan Party, all of which are hereby ratified, confirmed and affirmed in all respects after giving effect to this Amendment. Each of the Loan Parties (other than the Borrower) hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section. Each of the Loan Parties (other than the Borrower) hereby further acknowledges that Holdings, the Borrower, the Agent and any Lender may, in accordance with the terms of the Credit Agreement, from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Loan Documents without notice to or consent from such Loan Party and without affecting the validity or enforceability of such Loan Party’s guaranty or grant of Liens and security interests under the Loan Documents or giving rise to any reduction, limitation, impairment, discharge or termination of such Loan Party’s guaranty or grant of Liens and security interests under the Loan Documents.

5.           Miscellaneous.

(a)           No Waiver of Defaults. This Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of the Administrative Agent’s or any Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)           Headings. The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(c)           Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(d)           Multiple Counterparts. This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This Amendment may be transmitted and signed by facsimile, portable document format (PDF), and other electronic means. The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually signed originals and shall be binding on the Loan Parties, the Administrative Agent and the Lenders. The Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that, the failure to request or deliver the same shall not limit the effectiveness of any facsimile, PDF, or other electronic document or signature.

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(E)           GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER STATE’S LAW.

(F)           ENTIRETY. The Credit Agreement (as amended hereby) and the other Loan Documents constitute the entire contract between the parties hereto relative to the subject matter hereof.

[Signatures appear on the following pages.]

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This Amendment is executed as of the date set out in the preamble to this Amendment.

TWIN RIVER MANAGEMENT GROUP, INC.

By:	/s/ Craig L. Eaton
Name:	Craig L. Eaton
Title:	Senior VP

TWIN RIVER WORLDWIDE HOLDINGS, INC.

By:	/s/ Craig L. Eaton
Name:	Craig L. Eaton
Title:	Senior VP

UTGR, INC.

By:	/s/ Craig L. Eaton
Name:	Craig L. Eaton
Title:	Senior VP

PREMIER ENTERTAINMENT BILOXI LLC

By:	/s/ Craig L. Eaton
Name:	Craig L. Eaton
Title:	Senior VP

PREMIER FINANCE BILOXI CORP.

By:	/s/ Craig L. Eaton
Name:	Craig L. Eaton
Title:	Senior VP

JAMLAND, LLC

By:	/s/ Craig L. Eaton
Name:	Craig L. Eaton
Title:	Senior VP

Signature Page to First Amendment to Credit Agreement

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ADMINISTRATIVE AGENT:

DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Peter Cucciliara
Name:	Peter Cucciliara
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

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LENDERS:

DEUTSCHE BANK AG, NEW YORK BRANCH

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Peter Cucciliara
Name:	Peter Cucciliara
Title:	Vice President

Signature Page to First Amendment to Credit Agreement

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LENDERS:

Cent CDO 12 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

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LENDERS:

Cent CDO 14 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

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LENDERS:

Cent CDO 15 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

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LENDERS:

Cent CDO 16 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

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LENDERS:

Cent CDO 17 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

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LENDERS:

Cent CDO 18 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

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LENDERS:

Cent CDO 19 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

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LENDERS:

Cent CDO 20 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

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LENDERS:

Cent CDO 21 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

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LENDERS:

Cent CDO 22 Limited
BY: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

24

LENDERS:

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

25

LENDERS:

Arch Investment Holdings III Ltd.
BY: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

26

LENDERS:

CSAA Insurance Exchange
BY: PineBridge Investments LLC
Its Investment Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

27

LENDERS:

Fire and Police Pension Fund, San Antonio
BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

28

LENDERS:

Galaxy XI CLO, Ltd.
BY: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

29

LENDERS:

Galaxy XII CLO, Ltd.
BY: PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

30

LENDERS:

Galaxy XIV CLO, Ltd.
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

31

LENDERS:

Galaxy XIX CLO, Ltd.
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

32

LENDERS:

Galaxy XV CLO, Ltd.
BY: PineBridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

33

LENDERS:

Galaxy XVI CLO, Ltd.
BY: Pinebridge Investments LLC
As Collateral Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

34

LENDERS:

Galaxy XVII CLO, Ltd.
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

35

LENDERS:

Galaxy XVIII CLO, Ltd.
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

36

LENDERS:

Galaxy XX CLO, Ltd.
BY: PineBridge Investments LLC, as Collateral Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

37

LENDERS:

Montpelier Investment Holdings Ltd
BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

38

LENDERS:

PBI Stable Loan Fund a series trust of MYL Investment Trust
BY: PineBridge Investments LLC
As Investment Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

39

LENDERS:

Pinebridge SARL
BY: PineBridge Investments LLC
As Investment Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

40

LENDERS:

PineBridge Senior Secured Loan Fund Ltd.
BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

41

LENDERS:

Pinnacol Assurance
BY: PineBridge Investments LLC
Its Investment Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

42

LENDERS:

RLI INSURANCE COMPANY
BY: PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh

Name: Steven Oh
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

43

LENDERS:

VENTURE XIX CLO, Limited
BY: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan

Name: Simon Yuan
Title: Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

44

LENDERS:

VENTURE XX CLO, Limited
BY: its Investment Manager
MJX Asset Management LLC

By:	/s/ Simon Yuan

Name: Simon Yuan
Title: Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

45

LENDERS:

[ ] WELLS FARGO PRINCIPAL LENDING LLC

By:	/s/ Jeff Nikan
Name:	Jeff Nikan
Title:	Executive Vice President

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

46

LENDERS:

Venture VIII CDO, Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan

Name: Simon Yuan
Title: Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

47

LENDERS:

Venture VIII CDO, Limited
BY: its investment advisor, MJX Asset Management, LLC

By:	/s/ Simon Yuan

Name: Simon Yuan
Title: Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

48

LENDERS:

Russell Investment Company Russell Global Opportunistic Credit Fund
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ Kathleen Zarn

Name: Kathleen Zarn
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

49

LENDERS:

Russell Investments Ireland Limited on behalf of the Russell Floating Rate Fund, a subfund of Russell Qualifying Investor Alternative Investment Funds plc
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ Kathleen Zarn

Name: Kathleen Zarn
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

50

LENDERS:

THL Credit Wind River 2012-1 CLO Ltd.
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ Kathleen Zarn

Name: Kathleen Zarn
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

51

LENDERS:

THL Credit Wind River 2013-2 CLO Ltd.
By THL Credit Advisors LLC, as Investment Manager

By:	/s/ Kathleen Zarn

Name: Kathleen Zarn
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

52

LENDERS:

THL Credit Wind River 2014-1 CLO Ltd.
By THL Credit Advisors LLC, as
Investment Manager

By:	/s/ Kathleen Zarn

Name: Kathleen Zarn
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

53

LENDERS:

THL Credit Wind River 2014-2 CLO Ltd.
BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ Kathleen Zarn

Name: Kathleen Zarn
Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

54

LENDERS:

JNL/Neuberger Berman Strategic Income Fund

By:	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

55

LENDERS:

NB Global Floating Rate Income Fund Limited

By:	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

56

LENDERS:

Neuberger Berman -Floating Rate Income Fund

By:	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

57

LENDERS:

Neuberger Berman CLO XII, LTD
BY: Neuberger Berman Fixed Income LLC as Collateral Manager

By:	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

58

LENDERS:

Neuberger Berman CLO XIII, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

59

LENDERS:

Neuberger Berman CLO XIV, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan

Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

60

LENDERS:

Neuberger Berman CLO XV, Ltd.
BY: Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

61

LENDERS:

Neuberger Berman CLO XVI, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

62

LENDERS:

Neuberger Berman CLO XVII, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

Title: Managing Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

63

LENDERS:

Neuberger Berman CLO XVIII, Ltd.
By Neuberger Berman Fixed Income LLC as collateral manager

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

64

LENDERS:

Neuberger Berman Investment Funds II Plc

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

65

LENDERS:

Neuberger Berman Senior Floating Rate Income Fund LLC

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

66

LENDERS:

Neuberger Berman Strategic Income Fund

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

67

LENDERS:

A Voce CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

68

LENDERS:

American General Life Insurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

69

LENDERS:

American General Life Insurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

70

LENDERS:

Avalon IV Capital, Ltd.
BY: Invesco Senior Secured Management, Inc. as Asset Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

71

LENDERS:

Betony CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

72

LENDERS:

Blue Hill CLO, Ltd.
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

73

LENDERS:

BOC Pension Investment Fund
BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

74

LENDERS:

Commerce and Industry Insurance Company
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

75

LENDERS:

Diversified Credit Portfolio Ltd.
BY: Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

76

LENDERS:

Invesco Bank Loan Fund A Series Trust of Multi Manager Global Investment Trust
BY: Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

77

LENDERS:

Invesco BL Fund, Ltd.
By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

78

LENDERS:

Invesco Dynamic Credit Opportunities Fund
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

79

LENDERS:

Invesco Floating Rate Fund
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

80

LENDERS:

Invesco Polaris US Bank Loan Fund
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

81

LENDERS:

Invesco Senior Income Trust
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

82

LENDERS:

Invesco Senior Loan Fund
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

83

LENDERS:

INVESCO SSL FUND LLC
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

84

LENDERS:

Invesco Zodiac Funds -Invesco US Senior Loan Fund
BY: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

85

LENDERS:

Kaiser Foundation Hospitals
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

86

LENDERS:

Kaiser Permanente Group Trust
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

87

LENDERS:

Lexington Insurance Company
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

88

LENDERS:

Limerock CLO II, Ltd.
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

89

LENDERS:

Limerock CLO III, Ltd.
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

90

LENDERS:

Linde Pension Plan Trust
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan

Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

91

LENDERS:

Marea CLO, Ltd.
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan

Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

92

LENDERS:

Medical Liability Mutual Insurance Company
BY: Invesco Advisers, Inc. as Investment Manager

By:	/s/ Kevin Egan

Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

93

LENDERS:

National Union Fire Insurance Company of Pittsburgh, Pa.
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan

Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

94

LENDERS:

Nomad CLO, Ltd.
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan

Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

95

LENDERS:

North End CLO, Ltd
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan

Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

96

LENDERS:

QUALCOMM Global Trading Pte. Ltd.
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan

Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

97

LENDERS:

Sentry Insurance a Mutual Company
BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan

Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

98

LENDERS:

The City of New York Group Trust
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan

Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

99

LENDERS:

The United States Life Insurance Company In the City of New York
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan

Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

100

LENDERS:

Wasatch CLO Ltd
BY: Invesco Senior Secured Management, Inc. as Portfolio Manager

By:	/s/ Kevin Egan

Name: Kevin Egan
Title: Authorized Individual

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

101

LENDERS:

John Hancock Focused High Yield Fund

By:	/s/ Jim Roth

Name: Jim Roth
Title: Manager

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

102

LENDERS:

Manulife Floating Rate Income Fund

By:	/s/ Jim Roth

Name: Jim Roth
Title: Manager

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

103

LENDERS:

Manulife Investments Trust -Floating Rate Income Fund

By:	/s/ Jim Roth

Name: Jim Roth
Title: Manager

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

104

LENDERS:

Manulife U.S. Dollar Floating Rate Income Fund

By:	/s/ Jim Roth

Name: Jim Roth
Title: Manager

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

105

LENDERS:

CVP Cascade CLO-1 Ltd.
BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo

Name: Joseph Matteo
Title: Partner

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

106

LENDERS:

CVP Cascade CLO-2 Ltd.
BY: Credit Value Partners, LP, as Investment Manager

By:	/s/ Joseph Matteo

Name: Joseph Matteo
Title: Partner

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

107

LENDERS:

CVP Cascade CLO-3 Ltd.
BY: CVP CLO Manager, LLC
as Investment Manager

By:	/s/ Joseph Matteo

Name: Joseph Matteo
Title: Partner

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

108

LENDERS:

Cent CLO 23 Limited
By: Columbia Management Investment Advisers, LLC
As Collateral Manager

By:	/s/ Steven B. Staver

Name: Steven B. Staver
Title: Assistant Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

109

LENDER:	Credit Suisse Loan Funding LLC

By:	/s/ Robert Healey

Name: Robert Healey
Title: Authorized Signatory

110

LENDERS:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Christopher Day
Name:	Christopher Day
Title:	Authorized Signatory

By:	/s/ Whitney Gaston
Name:	Whitney Gaston
Title:	Authorized Signatory

Signature Page to First Amendment to Credit Agreement

111

LENDERS:

Figueroa CLO 2014-1, Ltd.
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan

Name: Bibi Khan
Title: Managing Director

By:	/s/ Nora Olan

Name: Nora Olan
Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement

112

LENDERS:

John Hancock Global Short Duration Credit Fund

By:	/s/ Jim Roth

Name: Jim Roth
Title: Manager

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

113

LENDERS:

Manulife Floating Rate Senior Loan Fund

By:	/s/ Jim Roth

Name: Jim Roth
Title: Manager

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

114

LENDERS:

The Regents of the University of California

By:	/s/ Stephen S. Kotsen
Name:	Stephen S. Kotsen
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

115

LENDERS:

California Public Employees' Retirement System

By:	/s/ Stephen S. Kotsen
Name:	Stephen S. Kotsen
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

116

LENDERS:

Safety National Casualty Corporation

By:	/s/ Stephen S. Kotsen
Name:	Stephen S. Kotsen
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

117

LENDERS:

Montgomery County Employees' Retirement System

By:	/s/ Stephen S. Kotsen
Name:	Stephen S. Kotsen
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

118

LENDERS:

L-3 Communications Corporation Master Trust

By:	/s/ Stephen S. Kotsen
Name:	Stephen S. Kotsen
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

119

LENDERS:

Stichting Pensioenfonds Hoogovens

By:	/s/ Stephen S. Kotsen
Name:	Stephen S. Kotsen
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

120

LENDERS:

Louisiana State Employees' Retirement System

By:	/s/ Stephen S. Kotsen
Name:	Stephen S. Kotsen
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

121

LENDERS:

Kapitalforeningen Industriens Pension Portfolio, High Yield obligationer III

By:	/s/ Stephen S. Kotsen
Name:	Stephen S. Kotsen
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

122

LENDERS:

Pinnacol Assurance

By:	/s/ Stephen S. Kotsen
Name:	Stephen S. Kotsen
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

123

LENDERS:

Kapitalforeningen Unipension Invest, High Yield Obligationer V

By:	/s/ Stephen S. Kotsen
Name:	Stephen S. Kotsen
Title:	Managing Director

Signature Page to First Amendment to Credit Agreement

124

LENDERS:

Anthem, Inc.
By: Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew Viens

Name: Andrew Viens
Title: Executive Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

125

LENDERS:

BCSSS Investments S.a.r.l.
BY: Sankaty Advisors, LLC, as Investment Adviser and Manager

By:	/s/ Andrew Viens

Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

126

LENDERS:

Blue Cross of California
BY: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew Viens

Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

127

LENDERS:

Community Insurance Company
BY: Sankaty Advisors LLC, as Investment Manager

By:	/s/ Andrew Viens

Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

128

LENDERS:

Future Fund Board of Guardians
BY: Sankaty Advisors LLC, as Investment Manager

By:	/s/ Andrew Viens

Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

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LENDERS:

Kaiser Foundation Hospitals
BY: Sankaty Advisors, LLC, as Investment Adviser and Manager

By:	/s/ Andrew Viens

Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

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LENDERS:

MPS Investments S.a.r.l.
BY: Sankaty Advisors, LLC, as Investment Adviser and Manager

By:	/s/ Andrew Viens

Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

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131

LENDERS:

Sankaty High Income Partnership, L.P.

By:	/s/ Andrew Viens

Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

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LENDERS:

Sankaty Managed Account (PSERS), L.P.

By:	/s/ Andrew Viens

Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

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133

LENDERS:

Sankaty Senior Loan Fund Public Limited Company
By: Sankaty Advisors, LLC, as Investment Manager

By:	/s/ Andrew Viens

Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

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134

LENDERS:

Sankaty Senior Loan Fund, L.P.

By:	/s/ Andrew Viens

Name: Andrew S. Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

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135

LENDERS:

Sunsuper Pooled Superannuation Trust
By: Sankaty Advisors, LLC, Manager

By:	/s/ Andrew Viens

Name: Andrew Viens
Title: Sr. Vice President of Operations

By:
Name:
Title:

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136

LENDERS:

BlackRock Secured Credit Portfolio of BlackRock Funds II
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

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137

LENDERS:

BlackRock Senior Floating Rate Portfolio
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

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138

LENDERS:

BlackRock Defined Opportunity Credit Trust
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

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139

LENDERS:

BlackRock Floating Rate Income Strategies Fund, Inc.
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

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140

LENDERS:

BlackRock Floating Rate Income Trust
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

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141

LENDERS:

BlackRock Funds II, BlackRock Floating Rate Income Portfolio
BY: BlackRock Financial Management Inc., its Sub-Advisor

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

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142

LENDERS:

Ironshore Inc.
BY: BlackRock Financial Management Inc., its Investment Advisor

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

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143

LENDERS:

JPMBI re Blackrock Bankloan Fund
BY: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

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144

LENDERS:

Magnetite IX, Limited
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

145

LENDERS:

Magnetite VI, Limited
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

146

LENDERS:

Magnetite VII, Limited
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

147

LENDERS:

Magnetite VIII, Limited
BY: BlackRock Financial Management, Inc., Its Collateral Manager

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

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148

LENDERS:

Magnetite XI, Limited
BY: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

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149

LENDERS:

Magnetite XII, LTD
BY: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi

Name: Rob Jacobi
Title: Vice President

By:
Name:
Title:

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150

LENDERS:

Permanens Capital Floating Rate Fund LP
BY: BlackRock Financial Management Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
Name: Rob Jacobi
Title: Authorized Signatory

By:
Name:
Title:

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151

LENDERS:

Active Portfolios Multi-Manager Core Plus Bond Fund
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

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152

LENDERS:

Figueroa CLO 2013-1, Ltd.
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement

153

LENDERS:

FIGUEROA CLO 2013-2, Ltd.
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement

154

LENDERS:

Neuberger Berman Investment Funds II PLC -Neuberger Berman
US/European Senior Floating Rate Income Fund

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

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155

LENDERS:

NEUBERGER BERMAN US STRATEGIC INCOME FUND

By:	/s/ Colin Donlan
Name: Colin Donlan
Title: Authorized Signatory

By:
Name:
Title:

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156

LENDERS:

Solus Senior High Income Fund LP
By:	Solus Alternative Asset Management LP
Its Investment Advisor

By:	/s/ Christopher Pucillo

Name: Christopher Pucillo
Title: President

By:
Name:
Title:

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157

LENDERS:

Staniford Street CLO, Ltd.

By:	/s/ Scott D'Orsi
Name: Scott D'Orsi
Title: Portfolio Manager

By:
Name:
Title:

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158

LENDERS:

Saratoga Investment Corp. 2013-1, Ltd.

By:	/s/ Adam Kaiser
Name:	Adam Kaiser
Title:	Attorney-In-Fact

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

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159

LENDERS:

Wells Fargo Bank, National Association

By:	/s/ Jeff Graci
Name:	Jeff Graci
Title:	Managing Director

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

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160

LENDERS:

JFIN REVOLVER CLO 2014 LTD, as Lender

By: Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name: J. Paul McDonnell
Title: Managing Director

Signature Page to First Amendment to Credit Agreement

161

LENDERS:

JFIN CLO 2014 LTD, as Lender

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director

JFIN CLO 2014-II LTD, as Lender

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director

JFIN CLO 2015 LTD, as Lender

By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius
Title: Managing Director

Signature Page to First Amendment to Credit Agreement

162

LENDERS:

Variable Portfolio -TCW Core Plus Bond Fund
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Bibi Khan
Name: Bibi Khan
Title: Managing Director

By:	/s/ Nora Olan
Name: Nora Olan
Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement

163

LENDERS:

VENTURE XVIII CLO, Limited
BY: its investment advisor
MJX Asset Management LLC

By:	/s/ Simon Yuan
Name: Simon Yuan
Title: Director

By:
Name:
Title:

Signature Page to First Amendment to Credit Agreement

164

LENDERS:

Wells Fargo Gaming Capital, LLC

By:	/s/ Kelly Walsh
Name:	Kelly Walsh
Title:	Authorized Signatory

[ ]

By:
Name:
Title:

[ ]

By:
Name:
Title:

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165